UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2014 (December 9, 2014)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 9, 2014, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors (the “Compensation Committee”) and authorized the General Partner to:

(1)           based upon the Compensation Committee’s evaluation of the General Partner’s performance in 2014, grant cash bonuses, for fiscal year 2014, to Anthony Krug, Chief Financial Officer, and Gary T. Wagner, Chief Legal Officer, of $350,000 and $200,000, respectively;

(2)           fix the annual base salaries of Messrs. Krug and Wagner at $385,000 and $325,000, respectively, for 2015; and

(3)           fix target annual bonus opportunities for Messrs. Krug and Wagner of $308,000 and $162,500, respectively, for 2015, which may be earned from 0% to 125% of such target amount, in each case subject to the attainment of criteria to be established by the Compensation Committee in 2015.

Item 8.01              Other Events.

On December 9, 2014, the Board of Directors of the General Partner approved the recommendations and ratified the determinations of the Compensation Committee and authorized the General Partner to:

(1)           maintain the annual compensation paid to non-employee members of the Board of Directors at $60,000;

(2)           maintain the annual compensation paid to the chairs of each of the committees of the Board of Directors at $15,000;

(3)           maintain the annual compensation paid to the lead independent director of the Board of Directors at $20,000;

(4)           maintain the compensation paid to non-employee members of the Board of Directors for attendance at, or telephonic participation in, meetings of the Board of Directors or any committee thereof at $1,500 per meeting;

(5)           maintain the one-time grants to new non-employee directors of up to 1,000 restricted shares of the General Partner’s common stock and 5,000 options to purchase shares of the General Partner’s common stock upon such non-employee director’s initial election to the Board of Directors; and

(6)           grant to each non-employee member of the Board of Directors restricted common stock awards, no later than December 31, 2014, pursuant to the General Partner’s 2013 Incentive Stock Plan in an amount equal to 4,213 shares of the General Partner’s common stock. The restricted common stock granted to the non-employee members of the Board of Directors will vest on January 1, 2016.

A form of restricted share award agreement, effective December 9, 2014, entered into with each non-employee director is filed as exhibit 10.1 herewith.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Form of Restricted Share Award Agreement effective December 9, 2014 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, Kenneth M. Duberstein, Nathan Gantcher, Jonathan Litt, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: December 15, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: December 15, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Form of Restricted Share Award Agreement effective December 9, 2014 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, Kenneth M. Duberstein, Nathan Gantcher, Jonathan Litt, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg.